                                                                    EXHIBIT 10.7


                                 EQUIFAX INC.

                        INCENTIVE STOCK OPTION AGREEMENT



                               Number of Shares:

                        Option Price: See Attachment "A"

                                 Date of Grant:

     THIS AGREEMENT is entered into as of the above Date of Grant, by and between Equifax Inc., a Georgia corporation (the "Company"), and the above-named Participant ("Participant"). This Agreement is subject to the provisions of the Equifax Inc. Omnibus Stock Incentive Plan (the "Plan") and, unless defined in this Agreement, all terms used in this Agreement have the same meanings given them in the Plan.

1.   Grant of Option. The Company on the "Date of Grant" granted to Participant
     ---------------
     (subject to the terms of the Plan and this Agreement) the right to purchase from the Company all or part of the Number of Shares stated above (the "Option").

2.   Basic Terms and Conditions.  The Option is subject to the following basic
     ---------------------------
     terms and conditions:

     (a)  Expiration Date. Except as otherwise  provided in this Agreement, the
          ---------------
          Option will expire ten (10) years from the Date of Grant (the "Expiration Date").

     (b)  Exercise of Option.  Except as provided in subparagraph 2(e) or
          ------------------
          paragraph 3, the Option will be exercisable in accordance with schedule on Attachment "A" of this Agreement. Once exercisable, it will continue to be exercisable until the earlier of the termination of Participant's rights under subparagraph 2(e) or paragraph 3, or the Expiration Date. The Option may be exercised in one or more exercises, provided that each exercise must be for a multiple of twenty-five (25) shares (e.g., 25 shares, 50 shares, 100 shares), up to the full number for which the Option is then exercisable, unless the number of shares then exercisable is less than twenty-five (25), in which case the Option may be exercised for that lesser number of shares.

     (c)  Method of Exercise and Payment for Shares. In order to exercise the
          -----------------------------------------
          Option, Participant, or Participant's broker, must give written notice on the Company's stock option exercise form or by electronic notification, together with payment of the Option Price to the Company's Stock Option Administrator at the Company's principal office in Atlanta, Georgia, or as otherwise directed by the Administrator. The Date of Exercise will be the date of receipt of the notice or any later date specified in the notice. Participant must pay the Option Price in cash or a cash equivalent acceptable to the Committee, or by the surrender of shares of Common Stock (held by Participant for at least six (6) months) with an aggregate Fair Market Value (based on the closing price of a share of Common Stock as reported on the New York Stock Exchange composite index on the Date of Exercise) that is not less than the Option Price.

          If at exercise, Participant is not in compliance with the Company's minimum stock ownership guidelines then in effect for Participant's job grade or classification, Participant will not be entitled to exercise the Option using a "cashless exercise program" of the Company (if then in effect), unless the net proceeds received by Participant from that exercise consist only of shares of Company stock, and Participant agrees to hold all those shares for at least one (1) year.

     (d)  Non-transferability. Participant's rights under this Agreement are
          -------------------
          non-transferable except by will or by the laws of descent and distribution, in which case all of Participant's remaining rights under this Agreement must be transferred undivided to the same person or persons. During Participant's lifetime, only Participant (or Participant's legal representative if Participant is incompetent) may exercise the Option.

     (e)  Termination of Employment.  Except as provided in subparagraphs  (i),
          -------------------------
          (ii), (iii) or (iv) below, or paragraph 3, the Option is not exercisable after termination of Participant's employment with the Company or a Subsidiary.

          (i)  Elimination of Position.  Except as provided in subparagraph (iv)
               -----------------------
               below or paragraph 3, if the termination of Participant's employment results from the Company's elimination of the position held by Participant, then Participant will continue to have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was exercisable on the date of termination pursuant to subparagraph 2(b), and paragraph 3 if applicable, and no other portion. That right will continue until the earlier of the last day of the twelve (12) month period following termination of employment or the Expiration Date.

          (ii) Retirement. Except as provided in subparagraph (iv) below or
               ----------
               paragraph 3, if the termination of Participant's employment results from Participant's Retirement, Participant will continue to have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was exercisable on the date of termination pursuant to subparagraph 2(b), and paragraph 3 if applicable, and no other portion. That right will continue until the earlier of the last day of the sixty (60) month period following Participant's Retirement or the Expiration Date. "Retirement" means Participant's termination of employment with the Company or a Subsidiary (other than by the Company or a Subsidiary for Cause) at a time when Participant is eligible for immediate benefits under Participant's applicable retirement plan, if any, or in the absence of an applicable retirement plan, as determined by the Committee.

          (iii) Disability. Except as provided in subparagraph (iv) below or
                ----------
                paragraph 3, if the termination of Participant's employment results from Participant's total and permanent disability, confirmed by a licensed physician's statement, then Participant will continue to have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was exercisable on the last date of Participant's active employment pursuant to subparagraph 2(b), and paragraph 3 if applicable, and no other portion. That right will continue until the earlier of the last day of the sixty (60) month period following the last date of Participant's active employment or the Expiration Date.

          (iv)  Death. If the termination of Participant's employment results
                -----
                results from Participant's death, then Participant's estate, or the person(s) to whom Participant's rights under this Agreement pass by will or the laws of descent and distribution, will have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was exercisable on the date of Participant's death pursuant to subparagraph 2(b), and paragraph 3 if applicable, and no other portion. That right will continue until the earlier of the last day of the sixty (60) month period following Participant's death or the Expiration Date. If Participant dies following termination of employment and prior to the expiration of any remaining period during which the Option may be exercised in accordance with subparagraphs
                (i), (ii) or (iii) above, or paragraph 3, the remaining period during which the Option will be exercisable (by Participant's estate, or the person(s) to whom Participant's rights under this Agreement pass by will or the laws of descent and distribution) will be the greater of (a) the remaining period under the applicable subparagraph or paragraph referred to above, or (b) six (6) months from the date of death; provided that under no circumstances will the Option be exercisable after the Expiration Date.

3.   Change in Control.  If a Change in Control of the Company occurs while
     -----------------
     Participant is employed by the Company or a Subsidiary, then the Option will become immediately exercisable with respect to that portion of the Number of Shares with respect to which the Option had not yet been exercised or was not yet exercisable (the "Unexercised Portion"). If Participant's employment with the Company or a Subsidiary terminates after the Date on which the Change in Control occurs other than as a result of a termination by the Company or a Subsidiary for Cause, then Participant (or, if applicable, Participant's estate or the person(s) to whom Participant's rights under this Agreement pass by will or the laws of descent and distribution) may exercise the Unexercised Portion until the earlier of the last day of the sixty (60) month period following the termination of Participant's employment or the Expiration Date.

4.   Termination for Cause.  For purposes of this Agreement, termination for
     ---------------------
     "Cause" means termination as a result of (a) the willful and continued failure by Participant to substantially perform his or her duties with the Company (other than a failure resulting from Participant's incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Participant by his or her superior officer which specifically identifies the manner the officer believes that Participant has not substantially performed his or her duties, or (b) Participant's willful misconduct which materially injures the Company, monetarily or otherwise. For purposes of this paragraph, Participant's act, or failure to act, will not be considered "willful" unless the act or failure to act is not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

5.   Fractional Shares.  Fractional shares will not be issued, and when any
     -----------------
     provision of this Agreement otherwise would entitle Participant to receive a fractional share, that fraction will be disregarded.

6.   Limitation on Acceleration.  Notwithstanding any other provision to the
     --------------------------
     contrary, this option may not be exercisable and, without the Participant's consent, the exercisability of this option may not be accelerated so that the shares for which the option (and all other incentive stock options granted to the Participant by the Company or a Subsidiary) are first exercisable in any calendar year have a Fair Market Value (determined on the Date of Grant) exceeding $100,000.

7.   No Right to Continued Employment.  This Agreement does not give Participant
     --------------------------------
     any right to continued employment by the Company or a Subsidiary, and it will not interfere in any way with the right the Company or Subsidiary otherwise may have to terminate Participant's employment at any time.

8.   Change in Capital Structure.  The terms of this Option will be adjusted as
     ---------------------------
     the Committee determines is equitably required if the Company (a) effects one or more stock dividends, stock splits, subdivisions or consolidations of shares or (b) engages in a transaction to which section 424(a) or any successor provision of the Code applies.

9.   Governing Law.  The Agreement is governed by the laws of the State of
     -------------
     Georgia.

10.  Conflicts. If provisions of the Plan in effect on the Date of Grant and the
     ---------
     provisions of this Agreement conflict, the Plan provisions will govern.
     All references to the Plan in this Agreement mean the Plan in effect on the Date of Grant.

11.  Participant Bound by Plan.  Participant acknowledges receiving a copy of
     -------------------------
     the Plan and agrees to be bound by all its terms and provisions.

12.  Binding Effect. Except as limited by the Plan or this Agreement, this
     --------------
     Agreement is binding on and extends to the legatees, distributes, and personal representatives of Participant and the successors of the Company.

13.  Taxes. Under procedures established by the Committee, the Company may
     -----
     withhold from Common Stock delivered to the Participant sufficient shares of Common Stock (valued as of the Date of Exercise) to satisfy federal, state and local withholding and employment taxes, or the Participant will pay or deliver to the Company cash or Common Stock (valued as of the Date of Exercise) in sufficient amounts to satisfy these obligations.

     IN WITNESS WHEREOF, the undersigned duly authorized officer of the Company and Participant have signed this Agreement effective as of the Date of Grant.


EQUIFAX INC.                                     _____________________________
                                                 Participant's Signature
By:  _____________________________
                                                 _____________________________
Thomas F. Chapman                                Print Participant's Name
President and CEO

                                 EQUIFAX INC.

                     NON-QUALIFIED STOCK OPTION AGREEMENT


                               Number of Shares:

                       Option Price:  See Attachment "A"

                                Date of Grant:

     THIS AGREEMENT is entered into as of the above Date of Grant, by and between Equifax Inc., a Georgia corporation (the "Company"), and the above-named Participant ("Participant"). This Agreement is subject to the provisions of the Equifax Inc. Omnibus Stock Incentive Plan (the "Plan") and, unless defined in this Agreement, all terms used in this Agreement have the same meanings given them in the Plan.

1.   Grant of Option. The Company on the "Date of Grant" granted to Participant
     ---------------
     (subject to the terms of the Plan and this Agreement) the right to purchase from the Company all or part of the Number of Shares stated above (the "Option"). This Agreement is not intended to be an incentive stock option under section 422A of the Internal Revenue Code of 1986 (the "Code").

2.   Basic Terms and Conditions.  The Option is subject to the following basic
     ---------------------------
     terms and conditions:

     (a)  Expiration Date.  Except as otherwise provided in this Agreement, the
          ---------------
          Option will expire ten (10) years from the Date of Grant (the "Expiration Date").

     (b)  Exercise of Option.  Except as provided in subparagraph 2(e) or
          ------------------
          paragraph 3, the Option will be exercisable in accordance with schedule on Attachment "A" of this Agreement. Once exercisable, it will continue to be exercisable until the earlier of the termination of Participant's rights under subparagraph 2(e) or paragraph 3, or the Expiration Date. The Option may be exercised in one or more exercises, provided that each exercise must be for a multiple of twenty-five (25) shares (e.g., 25 shares, 50 shares, 100 shares), up to the full number for which the Option is then exercisable, unless the number of shares then exercisable is less than twenty-five (25), in which case the Option may be exercised for that lesser number of shares.

     (c)  Method of Exercise and Payment for Shares.  In order to exercise the
          -----------------------------------------
          Option, Participant, or Participant's broker, must give written notice on the Company's stock option exercise form or by electronic notification, together with payment of the Option Price to the Company's Stock Option Administrator at the Company's principal office in Atlanta, Georgia, or as otherwise directed by the Administrator. The Date of Exercise will be the date of receipt of the notice or any later date specified in the notice. Participant must pay the Option Price in cash or a cash equivalent acceptable to the Committee, or by the surrender of shares of Common Stock (held by Participant for at least six (6) months) with an aggregate Fair Market Value (based on the closing price of a share of Common Stock as reported on the New York Stock Exchange composite index on the Date of Exercise) that is not less than the Option Price.

          If at exercise, Participant is not in compliance with the Company's minimum stock ownership guidelines then in effect for Participant's job grade or classification, Participant will not be entitled to exercise the Option using a "cashless exercise program" of the Company (if then in effect), unless the net proceeds received by Participant from that exercise consist only of shares of Company stock, and Participant agrees to hold all those shares for at least one (1) year.

     (d)  Non-transferability.  Participant's rights under this Agreement are
          -------------------
          non-transferable except by will or by the laws of descent and distribution, in which case all of Participant's remaining rights under this Agreement must be transferred undivided to the same person or persons. During Participant's lifetime, only Participant (or Participant's legal representative if Participant is incompetent) may exercise the Option.

     (e)  Termination of Employment.  Except as provided in subparagraphs  (i),
          -------------------------
          (ii), (iii) or (iv) below, or paragraph 3, the Option is not exercisable after termination of Participant's employment with the Company or a Subsidiary.

          (i)    Elimination of Position.  Except as provided in subparagraph
                 -----------------------
                 (iv) below or paragraph 3, if the termination of Participant's employment results from the Company's elimination of the position held by Participant, then Participant will continue to have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was exercisable on the date of termination pursuant to subparagraph 2(b), and paragraph 3 if applicable, and no other portion. That right will continue until the earlier of the last day of the twelve (12) month period following termination of employment or the Expiration Date.

          (ii)   Retirement.  Except as provided in subparagraph (iv) below or
                 ----------
                 paragraph 3, if the termination of Participant's employment results from Participant's Retirement, Participant will continue to have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was exercisable on the date of termination pursuant to subparagraph 2(b), and paragraph 3 if applicable, and no other portion. That right will continue until the earlier of the last day of the sixty (60) month period following Participant's Retirement or the Expiration Date. "Retirement" means Participant's termination of employment with the Company or a Subsidiary (other than by the Company or a Subsidiary for Cause) at a time when Participant is eligible for immediate benefits under Participant's applicable retirement plan, if any, or in the absence of an applicable retirement plan, as determined by the Committee.

          (iii)  Disability. Except as provided in subparagraph (iv) below or
                 ----------
                 paragraph 3, if the termination of Participant's employment results from Participant's total and permanent disability, confirmed by a licensed physician's statement, then Participant will continue to have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was exercisable on the last date of Participant's active employment pursuant to subparagraph 2(b), and paragraph 3 if applicable, and no other portion. That right will continue until the earlier of the last day of the sixty (60) month period following the last date of Participant's active employment or the Expiration Date.

          (iv)   Death.  If the termination of Participant's employment results
                 -----
                 from Participant's death, then Participant's estate, or the person(s) to whom Participant's rights under this Agreement pass by will or the laws of descent and distribution, will have the right to exercise the Option with respect to that portion of the Number of Shares for which the Option was exercisable on the date of Participant's death pursuant to subparagraph 2(b), and paragraph 3 if applicable, and no other portion. That right will continue until the earlier of the last day of the sixty
                 (60) month period following Participant's death or the Expiration Date. If Participant dies following termination of employment and prior to the expiration of any remaining period during which the Option may be exercised in accordance with subparagraphs (i), (ii) or (iii) above, or paragraph 3, the remaining period during which the Option will be exercisable (by Participant's estate, or the person(s) to whom Participant's rights under this Agreement pass by will or the laws of descent and distribution) will be the greater of
                 (a) the remaining period under the applicable subparagraph or paragraph referred to above, or (b) six (6) months from the date of death; provided that under no circumstances will the Option be exercisable after the Expiration Date.

3.   Change in Control.  If a Change in Control of the Company occurs while
     -----------------
     Participant is employed by the Company or a Subsidiary, then the Option will become immediately exercisable with respect to that portion of the Number of Shares with respect to which the Option had not yet been exercised or was not yet exercisable (the "Unexercised Portion"). If Participant's employment with the Company or a Subsidiary terminates after the Date on which the Change in Control occurs other than as a result of a termination by the Company or a Subsidiary for Cause, then Participant (or, if applicable, Participant's estate or the person(s) to whom Participant's rights under this Agreement pass by will or the laws of descent and distribution) may exercise the Unexercised Portion until the earlier of the last day of the sixty (60) month period following the termination of Participant's employment or the Expiration Date.

4.   Termination for Cause.  For purposes of this Agreement, termination for
     ---------------------
     "Cause" means termination as a result of (a) the willful and continued failure by Participant to substantially perform his or her duties with the Company (other than a failure resulting from Participant's incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Participant by his or her superior officer which specifically identifies the manner the officer believes that Participant has not substantially performed his or her duties, or (b) Participant's willful misconduct which materially injures the Company, monetarily or otherwise. For purposes of this paragraph, Participant's act, or failure to act, will not be considered "willful" unless the act or failure to act is not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

5.   Fractional Shares.  Fractional shares will not be issued, and when any
     -----------------
     provision of this Agreement otherwise would entitle Participant to receive a fractional share, that fraction will be disregarded.

6.   No Right to Continued Employment.  This Agreement does not give Participant
     --------------------------------
     any right to continued employment by the Company or a Subsidiary, and it will not interfere in any way with the right the Company or Subsidiary otherwise may have to terminate Participant's employment at any time.

7.   Change in Capital Structure.  The terms of this Option will be adjusted as
     ---------------------------
     the Committee determines is equitably required if the Company (a) effects one or more stock dividends, stock splits, subdivisions or consolidations of shares or (b) engages in a transaction to which section 424(a) or any successor provision of the Code applies.

8.   Governing Law.  The Agreement is governed by the laws of the State of
     -------------
     Georgia.

9.   Conflicts. If provisions of the Plan in effect on the Date of Grant and the
     ---------
     provisions of this Agreement conflict, the Plan provisions will govern.
     All references to the Plan in this Agreement mean the Plan in effect on the Date of Grant.

10.  Participant Bound by Plan.  Participant acknowledges receiving a copy of
     -------------------------
     the Plan and agrees to be bound by all its terms and provisions.

11.  Binding Effect. Except as limited by the Plan or this Agreement, this
     --------------
     Agreement is binding on and extends to the legatees, distributes, and personal representatives of Participant and the successors of the Company.

12.  Taxes. Under procedures established by the Committee, the Company may
     -----
     withhold from Common Stock delivered to the Participant sufficient shares of Common Stock (valued as of the Date of Exercise) to satisfy federal, state and local withholding and employment taxes, or the Participant will pay or deliver to the Company cash or Common Stock (valued as of the Date of Exercise) in sufficient amounts to satisfy these obligations.

     IN WITNESS WHEREOF, the undersigned duly authorized officer of the Company and Participant have signed this Agreement effective as of the Date of Grant.


EQUIFAX INC.
                                       ---------------------------------------
                                       Participant's Signature

By:
    -----------------------------
Thomas F. Chapman                      ---------------------------------------
President and CEO                      Print Participant's Signature